UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 22, 2021
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ENVISTA HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-39054	83-2206728
(Commission File Number)	(IRS Employer Identification No.)

200 S. Kraemer Blvd., Building E		92821
Brea,	California
(Address of Principal Executive Offices)		(Zip Code)
(714) 817-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NVST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 22, 2021, Envista Holdings Corporation (the "Company") entered into a stock and asset purchase agreement (the "Purchase Agreement") with Carestream Dental Technology Parent Limited ("Carestream"), a private limited company registered in England and Wales, pursuant to which Carestream and certain of its subsidiaries (together with Carestream, the "Sellers") will sell to the Company the Sellers' intraoral scanner business (the "Intraoral Scanner Business") for total consideration of $600 million, subject to certain customary adjustments as provided in the Purchase Agreement. The Purchase Agreement provides that, upon the terms and conditions set forth therein, the Company will purchase the Intraoral Scanner Business through the acquisition of certain assets and the assumption of certain liabilities, as well as the acquisition of the equity of certain subsidiaries of the Sellers (the "Acquisition"). The transaction is expected to close in the second quarter of 2022.

The closing of the Acquisition is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the absence of any law, regulation, or order issued by a court or other governmental authority restraining or making illegal the Acquisition, (iii) the accuracy of the other party’s representations and warranties (subject to certain qualifications), (iv) the other party having performed in all material respects its obligations under the Purchase Agreement and (v) the absence of a material adverse effect on the Intraoral Scanner Business since the date of the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and covenants from both the Company and Carestream, including, among other covenants, and subject to certain exceptions, (i) an obligation of Carestream to operate the Intraoral Scanner Business in the ordinary course of business between the execution of the Purchase Agreement and the closing of the Acquisition, and not to engage in specified types of actions during this period, (ii) the making of certain efforts to separate certain contracts that are for the benefit of both the Intraoral Scanner Business and Carestream’s retained businesses and (iii) the completion of a pre-closing reorganization by Carestream. The Purchase Agreement also includes (i) customary termination provisions for both the Company and Carestream and (ii) provisions regarding non-competition, confidentiality of the parties’ information and non-solicitation of the parties’ respective employees.

Pursuant to the Purchase Agreement, Carestream has agreed to indemnify the Company against losses suffered as a result of, among other things, (i) a failure to perform any covenant that is to be performed by Carestream under the Purchase Agreement (subject to certain limitations with respect to recovery of losses relating to pre-closing covenants) and (ii) certain excluded liabilities of Carestream that are not assumed by the Company under the Purchase Agreement. The Company has agreed to similarly indemnify Carestream against losses suffered as a result of (i) a failure to perform any covenant that is to be performed by the Company under the Purchase Agreement and (ii) certain assumed liabilities of the Intraoral Scanner Business that will be assumed by the Company under the Purchase Agreement.

In connection with the closing of the Acquisition, the Company and Carestream will enter into certain additional ancillary agreements, including a transition services agreement.

The foregoing description of the Purchase Agreement and the Acquisition does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement which will be filed by the Company with the Company's Annual Report on Form 10-K for the year ending December 31, 2021.

The Purchase Agreement contains various representations and warranties made by the parties solely for the benefit of the other party to the Purchase Agreement. Such representations and warranties (a) have been made only for purposes of the Purchase Agreement, (b) have been qualified by confidential disclosures made to the other parties in connection with the Purchase Agreement, (c) are subject to materiality qualifications contained in the Purchase Agreement that may differ from what may be viewed as material by investors, (d) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, and (e) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations or warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Intraoral Scanner Business, the Company, or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. The Purchase Agreement and the foregoing description of it and the Acquisition should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Company's Annual Report on Form 10-K,

Quarterly Reports on Form 10-Q and other documents that the Company files or has filed with the Securities and Exchange Commission (the “SEC”).

ITEM 7.01 REGULATION FD

On December 22, 2021, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information included or incorporated by reference in this Item 7.01 is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 22, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K are “forward-looking” statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources, the Company’s ability to complete the Acquisition described herein and any projections of earnings, revenues or other financial or operational items related to the Acquisition following the closing of the Acquisition, and other non-historical statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Important factors that could cause actual events or results to be materially different from the Company's expectations with respect to the Acquisition include, but are not limited to: the effect of the announcement of the Acquisition on the Company’s business relationships, operating results, share price or business generally; the occurrence of any event or other circumstances that could give rise to the termination of the Purchase Agreement; the outcome of any legal proceedings that may be instituted against the Company related to the Acquisition; the failure to satisfy any of the conditions to completion of the Acquisition; and the failure to realize the expected benefits resulting from the Acquisition. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company's SEC filings, including the Annual Report on Form 10-K for fiscal year 2020 and Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and except to the extent required by applicable law, the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISTA HOLDINGS CORPORATION

Date: December 22, 2021	By:	/s/ Howard H. Yu
Howard H. Yu
Senior Vice President and Chief Financial Officer